UNITED STATES
                        SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20449

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 31, 2006
                                                  ----------------


                         Delta Woodside Industries, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                 South Carolina
                          ----------------------------
                          (State of Other Jurisdiction
                                of Incorporation)

        1-10095                                            57-0535180
-----------------------                        ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


            700 North Woods Drive, Fountain Inn, South Carolina 29644
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (864) 255-4100
                         ------------------------------
                         (Registrant's Telephone Number
                              Including Area Code)

                                 Not Applicable
                         -------------------------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on October 13, 2006, Delta Woodside Industries, Inc. ("Delta Woodside"), Delta Mills, Inc. ("Delta Mills") and Delta Mills Marketing, Inc. ("DMMI") (collectively referred to as the "Companies" or the "Debtors") filed voluntary petitions for bankruptcy protection under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

Final Order Approving Debtor-in-Possession Financing.

As previously reported, on October 13, 2006, as authorized by the Bankruptcy Court, (a) Delta Mills and DMMI entered into a Ratification and Amendment Agreement (the "Ratification Agreement") with GMAC Commercial Finance LLC
("GMAC"),  which amended Delta Mills'  existing  revolving  credit  facility and factoring arrangements with GMAC to provide debtor-in-possession or "DIP" financing to Delta Mills and continued factoring of Delta Mills' accounts receivable post-petition pursuant to its existing factoring arrangements with GMAC, (b) GMAC's existing security interests in Delta Mills' and DMMI's accounts receivable, inventory and related property continued to secure their pre-petition obligations to GMAC and also secured their post-petition obligations to GMAC, and (c) as further security for their post-petition obligations to GMAC, Delta Mills and DMMI granted to GMAC a security interest in and liens on substantially all of their remaining assets, including both real and personal property.

On October 31, 2006, the Bankruptcy Court entered a Final Order approving the Debtors' DIP financing (the "Final DIP Financing Order") generally authorizing the Debtors to obtain secured DIP financing from GMAC and grant superpriority administrative expense status to certain claims. A copy of this Final DIP Financing Order is set forth as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference. Under the Final DIP Financing Order, among other matters:

     (a) GMAC's security interest in and liens on all or substantially all of Delta Mills' and DMMI's assets will secure their pre-petition and post-petition obligations to GMAC (subject to a limited right to object by the Official Committee of Unsecured Creditors);

     (b) The early termination fee payable to GMAC under the existing revolving credit facility was reduced to $300,000 if the early termination occurs before May 30, 2007, $200,000 if the early termination occurs on or after May 30, 2007 and before May 30, 2008, and $100,000 if the early termination occurs on or after May 30, 2008; and

     (c) The amount payable to GMAC under the existing factoring arrangements upon an early termination of those arrangements was set at $300,000 (which represents a reduction from the amount that would otherwise have been payable in the most probable termination circumstances).

Item 8.01. Other Events.

Order Approving Orderly Run Out and Fixed Asset Sale Procedures

On October 31, 2006, the Bankruptcy Court also entered an Order generally authorizing the Debtors to proceed with an orderly run out of their business and approving procedures for the sale of their fixed assets (the "Sales Procedures Order"). A copy of this Sales Procedures Order is set forth as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference. Under the Sales Procedures Order, among other matters:

     (a) The Bankruptcy Court authorized the Debtors to (i) continue to run out their business by finishing and selling inventory in an orderly fashion,
     (ii) liquidate their assets in an orderly fashion and (iii) continue to seek bids for the purchase of their fixed assets, including, without limitation, real property, plants, machinery, equipment and certain inventory and raw materials to be sold out of the ordinary course of business (the "Fixed Assets") pursuant to one or more sale transactions;

     (b) The  Bankruptcy  Court  approved  the Bidding  Procedures,  attached as
     Exhibit 1 to the Sales Procedures Order, for conducting a sale or sales by auction of some or all of the Fixed Assets, and approved miscellaneous sale procedures (including de minimis sale procedures) for other sale transactions; and

     (c) The Bankruptcy Court established certain related hearing dates and deadlines.

The procedures described above may be changed by the order of the Bankruptcy Court. There can be no assurance that the Companies will be successful in the orderly run out of their business or receive any acceptable bid or bids or successfully sell any assets pursuant to the foregoing procedures.

Periodic Reporting

In addition, as previously reported, on the same day that the Companies filed their bankruptcy petitions, Delta Woodside submitted to the Securities and Exchange Commission (the "Commission") a request for no-action relief from the Commission to allow Delta Woodside to modify its reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act") to cease filing quarterly and annual reports (including the Form 10-K for the 2006 Fiscal Year) and to instead file with the Commission under cover of a Current Report on Form 8-K copies of the financial reports that the Companies file with the Bankruptcy Court and to report on Form 8-K certain other events such as material events relating to the liquidation of the Companies. A necessary component of Delta Woodside's request was Delta Woodside's filing of its bankruptcy petition. The Commission recently indicated that it would decline to grant the requested relief based primarily on the request for relief being submitted after the due date for the filing of the Form 10-K for the 2006 Fiscal Year (without consideration of any extension under Rule 12b-25 under the Exchange Act); therefore, Delta Woodside has withdrawn its request for relief. Based on a review of no-action relief given in similar circumstances to other registrants, Delta Woodside believes that its circumstances would have satisfied the other criteria for no-action relief. As previously reported, the Company's outside auditors have resigned, and the Company is operating with a reduced staff as part of the orderly liquidation process. Delta Woodside intends to file with the Commission under cover of Form 8-K all financial reports furnished by the Companies to the Bankruptcy Court and reports of certain other events such as material events relating to the liquidation of the Companies.

Expected Delisting from the Over-the-Counter Bulletin Board

Delta Woodside's common stock, par value $0.01 per share (the "Common Stock"), is currently traded on the NASD's Over-the-Counter Bulletin Board (the "OTC-BB"). NASD Rule 6530 generally requires issuers to remain current in their obligations to file with the Commission Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, subject to a thirty calendar day grace period, or face delisting of their securities. Because Delta Woodside has not filed its Annual Report on Form 10-K for its 2006 fiscal year which was due on September 29, 2006, Delta Woodside expects the OTC-BB to delist the Common Stock; however, Delta Woodside has not yet received any notice to this effect from the NASD.
Delta Woodside anticipates that its Common Stock will be delisted from the OTC-BB on or after November 15, 2006. The NASD provides procedures to appeal a delisting notice; however, because Delta Woodside is in the process of liquidating, it does not intend to appeal any NASD decision to delist the Common Stock.

Item 9.01. Financial Statements and Exhibits

(d)       Exhibits

10.1 Final Order (A) Authorizing Debtors to Obtain Post-Petition Financing and Grant Security Interests and Superpriority Administrative Expense Status Pursuant to 11 U.S. Sections 105 and 364(c); (B) Modifying the Automatic Stay Pursuant to 11 U.S.C. Section 362; and (C) Authorizing Debtors to enter into Agreements with GMAC Commercial Finance LLC, dated October 31, 2006.

10.2 Order (I) Approving and Authorizing the Debtors to Proceed with an Orderly Run Out of the Debtors' Business; (II) Approving Procedures for the Sale or Sales of All or Substantially All of the Debtors' Fixed Assets; (III) Establishing Procedures for the Sale of Miscellaneous Assets and (IV) Granting Related Relief, dated October 31, 2006.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DELTA WOODSIDE INDUSTRIES, INC.

Date: November 3, 2006                  By: /s/ W. H. Hardman, Jr.
                                            ------------------------------------
                                             W.H. Hardman, Jr.
                                             Chief Financial Officer

                                    Exhibits


10.1 Final Order (A) Authorizing Debtors to Obtain Post-Petition Financing and Grant Security Interests and Superpriority Administrative Expense Status Pursuant to 11 U.S. Sections 105 and 364(c); (B) Modifying the Automatic Stay Pursuant to 11 U.S.C. Section 362; and (C) Authorizing Debtors to enter into Agreements with GMAC Commercial Finance LLC, dated October 31, 2006.

10.2 Order (I) Approving and Authorizing the Debtors to Proceed with an Orderly Run Out of the Debtors' Business; (II) Approving Procedures for the Sale or Sales of All or Substantially All of the Debtors' Fixed Assets; (III) Establishing Procedures for the Sale of Miscellaneous Assets and (IV) Granting Related Relief, dated October 31, 2006.